Exhibit 10.1
                                                                    ------------


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of February __, 2006 by and among Western Goldfields, Inc., an Idaho corporation (the "COMPANY"), and the purchaser listed on Schedule 1 attached hereto (the "PURCHASER").

         WHEREAS:

         A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), Regulation D ("REGULATION D") or Regulation S ("REGULATION S"), each as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

         B. The Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement (i) the aggregate number of shares of common stock, par value US$0.01 per share, of the Company (the "COMMON STOCK") set forth opposite the Purchaser's name in column (3) on
Schedule 1 (collectively, the "Shares"), and (ii) Warrants, in substantially the form attached hereto as Exhibit A (collectively the "WARRANTS"), to acquire up to that number of shares of Common Stock set forth opposite the Purchaser's name in column (4) of Schedule 1 attached hereto (collectively, the "WARRANT SHARES").

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                  "ANNUAL REPORT" means the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

                  "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                  "CLOSING" means the closing of the purchase and sale of the Shares and Warrants pursuant to Section 2.1.

                  "CLOSING DATE" means the date the Closing.

                  "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

                  "COMPANY COUNSEL" means Troutman Sanders LLP.

                  "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                  "EFFECTIVE   DATE"  means  the  date  that  the   Registration
         Statement is first declared effective by the SEC.

                  "EFFECTIVENESS PERIOD" means the third anniversary of the Effective Date or such earlier date when either (i) all Registrable Securities of the Purchaser covered by the applicable Registration Statement have been sold, or (ii) all Registrable Securities owned by the Purchaser may be sold pursuant to Rule 144(k) as evidenced by a written opinion letter to such effect, addressed to the Company's transfer agent and the affected Holders.

                  "ELIGIBLE MARKET" means any of The New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board.

                  "EVENT" means any of the following:

(i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date;

(ii)     a   Post-Effective   Amendment   is  not  filed  on  or  prior  to  the
         Post-Effective Amendment Filing Deadline; or

(iii) after the Effective Date, the Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason (other than the requirement of the Company to file a Post-Effective Amendment and for such Post-Effective Amendment to be declared effective) for either (A) 45 or more consecutive Trading Days, or (B) 90 Trading Days, whether or not consecutive, in any 365-day period); provided, however, that none of the foregoing will constitute an "Event" if the delay is caused by any act of war, terrorism, natural disaster or power failure.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FILING DATE" means ninety days after the final Closing Date.

                  "LIEN" means any lien, charge, claim, tax, security interest, encumbrance, right of first refusal or other restriction.

                  "LOSSES"   means  any  and  all   losses,   claims,   damages,
         liabilities,   settlement  costs  and  expenses,   including,   without
         limitation, costs of preparation and reasonable attorneys' fees.



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

                  "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

                  "POST-EFFECTIVE AMENDMENT" means a post-effective amendment to the Registration Statement.

                  "POST-EFFECTIVE AMENDMENT FILING DEADLINE" means the thirtieth Trading Day after the Registration Statement ceases to be effective pursuant to applicable securities laws due to the passage of time or the occurrence of an event requiring the Company to file a Post-Effective Amendment; provided, however, that such number of Trading Days does not include any days that the Post-Effective Amendment cannot be filed because the Purchaser has not provided the Company with information required to be contained in the Post-Effective Amendment.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means any Shares or Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

                  "REGISTRATION STATEMENT" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "REQUIRED EFFECTIVENESS DATE" means 120 days after the Filing Date, provided, however, that such date shall be extended by such number of days as the Company is unable to file the Registration Statement or an amendment thereto because the Purchaser has not provided the Company with information required to be included in the Registration Statement or an amendment thereto.



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

                  "RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

                  "SECURITIES" means, collectively, the Shares, the Warrants and the Warrant Shares.

                  "SUBSIDIARY" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

                  "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on The Nasdaq SmallCap Market (or any successor thereto), or (c) if trading does not occur on The Nasdaq SmallCap Market (or any successor thereto), any Business Day.

                  "TRADING MARKET" means the OTC Bulletin Board or any other Eligible Market on which the Common Stock is then listed or quoted.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Warrants, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "TRANSFER AGENT" means OTC Stock Transfer Company of Salt Lake City, Utah, or any other transfer agent selected by the Company

                  "TRANSFER AGENT INSTRUCTIONS" means the Irrevocable Transfer Agent Instructions, in the form of Exhibit B, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 below, the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company on the Closing Date, (A) such number of shares of Common Stock as is set forth opposite the Purchaser's name in column (3) on Schedule 1, and (B) one or more Warrants to acquire up to that number of Warrant Shares as is set forth opposite the Purchaser's name in column (4) on Schedule 1. The purchase price for the Securities to be purchased by the Purchaser at the Closing (the "PURCHASE PRICE") shall be the amount set forth opposite the Purchaser's name in column (5) of Schedule 1. The Closing shall take place at the offices of Troutman Sanders LLP immediately following the execution hereof, or at such other location or time as the parties may agree.



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

         2.2 Closing Deliveries.
             ------------------

            (a) At the Closing, the Company shall deliver or cause to be delivered to the Purchaser the following:

            (i) each of the Transaction Documents to which the Company is a party duly executed by the Company;

            (ii) the Warrants and the certificate for the Shares;

            (iii) a certificate, executed by a duly authorized executive officer of the Company, dated as of the Closing Date in the form attached hereto as Exhibit C; and

            (iv) duly executed Transfer Agent Instructions acknowledged by the Transfer Agent.

            (b) At the Closing, the Purchaser shall deliver or cause to be delivered to the Company (i) each Transaction Document to which the Purchaser is a party, duly executed by the Purchaser, and (ii) the purchase price as is set forth opposite the Purchaser's name in column (5) on Schedule 1, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

            (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

            (b) Organization and Qualification. Except as disclosed in Schedule 3.1(b) each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. To the knowledge of the Company, each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").



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

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) equitable principles relating to the availability of specific performance, injunctive relief and other equitable remedies.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company, or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii), to the knowledge of the Company, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected.

            (e) Issuance of the Securities. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the Transaction
Documents, shall be free and clear from all Liens with respect to the issue thereof and shall not be subject to preemptive rights or similar rights of stockholders. Upon exercise and issuance in accordance with the Warrants, the Warrant Shares shall be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the holder(s) being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties of the Purchaser contained in Section 3.2, the issuance by the Company of the Securities is exempt from registration under the Securities Act.

            (f) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in
Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with


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

all applicable securities laws, except where the failure to be so authorized, issued or in compliance could not reasonably be expected to result in a Material Adverse Effect (as defined below). Except as disclosed in Schedule 3.1(f), and except for (i) options to purchase 7,600,000 shares of Common Stock granted to certain officers and directors of the Company on January 13, 2006 and (ii) a warrant to purchase 1,000,000 shares of Common Stock issued to Metalmark Capital, LLC, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

            (g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as, the "SEC REPORTS" and, together with this Agreement and the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (h) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any


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

equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or as set forth in Schedule 3.1(h).

            (i) Absence of Litigation. Except as set forth in Schedule 3.1(i), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

            (j) Compliance. Except as set forth on Schedule 3.1(j), neither the Company nor any Subsidiary (i) is in default under or violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the knowledge of the Company, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

            (k) Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. To the knowledge of the Company, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

            (l) Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. To the knowledge of the Company, neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D or Regulation S under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and was not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.



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

            (m) Form SB-2 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchaser using Form SB-2 promulgated under the Securities Act.

            (n) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

            (o) Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

            (p) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (q) Regulatory Permits. To the knowledge of the Company, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC
Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (r) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

         3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

            (a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by the Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) equitable principles relating to the availability of specific performance, injunctive relief and other equitable remedies.

            (b) Investment Intent. The Purchaser is (i) acquiring the Shares and Warrants, and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise of the Warrants, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (e) Access to Information. The Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

            (f) Compliance with Securities Act. The Purchaser understands that the sale of the Securities has not been registered under the Securities Act in reliance upon an exemption therefrom for non-public or limited offerings. The Purchaser covenants that it will not make any resale, transfer or other disposition of the Shares (and any securities issued upon conversion thereof) except pursuant to registration under the Securities Act, or pursuant to an available exemption from registration (accompanied by an option of counsel acceptable to the Company that such resale, transfer or other disposition is exempt from the registration provisions of all applicable federal and state laws). The Purchaser agrees not to engage in any hedging transactions with regard to the Securities (or any securities issued upon conversion thereof) unless the same are in compliance with the Securities Act.

            (g) Prior Short Selling. At no time during the 30 days prior to the Closing Date has the Purchaser engaged in or effected, in any manner whatsoever, directly or indirectly, in any "short sale" (as such term is defined in Rule 3b-3 of the Exchange Act) of the Common Stock.

            (h) Commissions. The Purchaser has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

            (i) No Broker -Dealer. The Purchaser is not required to be registered as a broker-dealer pursuant to Section 15 of the Exchange Act.

            (j) No Advertisements. The Purchaser is not purchasing the Shares and Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Transfer Restrictions.
             ---------------------

            (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, any transfer of Securities by the Purchaser to an Affiliate of the Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend substantially in the following form on any certificate evidencing Securities:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WESTERN GOLDFIELDS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

Certificates evidencing Securities may not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act; provided, that, the Company's counsel has delivered a legal opinion relating to the removal of legends upon a sale or transfer of such Securities, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act. The Company will cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date and to deliver any required legal opinions with respect to the removal of legends upon the sale or transfer of Securities. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than five Trading Days following the delivery by the Purchaser to the Company of a legended certificate representing such Securities, use its reasonable best efforts to deliver or cause to be delivered to the Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.2 Furnishing of Information. As long as the Purchaser owns Securities, the Company agrees to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Purchaser owns any Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as the Purchaser or subsequent holders of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144, but only to the extent that the Company, or counsel of the Company agree, that the Purchaser or subsequent holders are able to avail themselves of the exemption created by Rule 144.

4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the

Securities Act of the sale of the Securities to the Purchaser, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.4 Reservation of Common Stock.
             ---------------------------

         The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

         4.5 [Intentionally Deleted.]

         4.6 Variable Securities; Additional Registration Statement. For so long as any Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock under any into which any Warrant is exerciseable. Until the Effective Date, the Company will not file a registration statement under the Securities Act relating to securities that are not the Securities, other than a registration statement on Form S-8, in order to register increases in the shares underlying equity incentive plans in existence as of the date of this Agreement. Notwithstanding the foregoing, this Section 4.6 shall not apply to the issuance of 7,600,000 stock options to directors, officers and employees of the Company and the issuance of a warrant to purchase 1,000,000 shares of Common Stock to Metalmark Capital LLC.

         4.7 Securities Laws Disclosure; Publicity. The Company shall, on the day following execution of this Agreement, issue a press release, not in violation of any applicable securities laws, disclosing all material terms of the transactions contemplated hereby. On the first Trading Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the "8-K FILING") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the form of the Warrant in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Purchaser promptly after filing. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the SEC or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication.

         4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares and Warrants hereunder (i) to pay any and all expenses incurred in connection with the sale of the Securities hereunder, (ii) to pay for the filing and maintaining of any registration statement required by this Agreement and (iii) for the general working capital requirements of the Company.

         4.9 Lost, etc. Certificates Evidencing New Common Stock; Exchange. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing the Shares owned by the Purchaser, and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of shares evidenced by such certificate which remain outstanding. The Purchaser's agreement of indemnity shall constitute indemnity satisfactory to the Company for purposes of this Section 4.9. Upon surrender of any certificate representing any Shares for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of the Shares represented by the certificate so surrendered and registered as such holder may request. The Company will also pay the cost of all deliveries of certificates for such shares to the office of the Purchaser (including the cost of insurance against loss or theft in an amount satisfactory to the holders) upon any exchange provided for in this Section 4.9.

                                   ARTICLE V
                                   CONDITIONS

         5.1 Conditions Precedent to the Obligations of the Purchaser. The obligation of the Purchaser to acquire the Shares and Warrants at any Closing is subject to the satisfaction or waiver by the Purchaser, at or before the Closing, of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Company contained herein must be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date.

            (b) Performance. The Company and the Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to such Closing Date.

            (c) Listing. The Common Stock (I) shall be designated for quotation or listed on the Trading Market, and (II) shall not have been suspended, as of the respective Closing Date, by the SEC or the Trading Market from trading on the Trading Market nor shall suspension by the SEC or the Trading Market have been threatened, as of such Closing Date, either (A) in writing by the SEC or the Trading Market, or (B) by falling below the minimum listing maintenance requirements of the Trading Market.

         5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Shares and Warrants set forth opposite the Purchaser's name on Schedule 1 is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

            (b) Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to each respective Closing Date.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

         6.1 Shelf Registration.
             ------------------

            (a) On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith as the Purchaser may reasonably consent) and shall contain (except if otherwise directed by the Purchaser) the "Plan of Distribution" attached hereto as Exhibit D.

            (b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the end of the Effectiveness Period.

            (c) The Company shall notify the Purchaser promptly (and in any event within one Trading Day) after receiving notification from the SEC that the Registration Statement has been declared effective.

            (d) As promptly as possible, and in any event no later than the Post-Effective Amendment Filing Deadline, the Company shall prepare and file with the SEC a Post-Effective Amendment. The Company shall use its best efforts to cause the Post-Effective Amendment to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the fifteenth Trading Day after the Post-Effective Amendment Filing Deadline. The Company shall notify the Purchaser promptly (and in any event within one business day) after receiving notification from the SEC that the Post-Effective Amendment has been declared effective.

            (e) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

         6.2   Registration   Procedures.   In  connection  with  the  Company's
registration obligations hereunder, the Company shall:

            (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Purchaser and any counsel designated by the Purchaser (the "PURCHASER COUNSEL") copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Purchaser and the Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Purchaser Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which a majority of all purchasers in the private placement conducted by the Company in February, 2006 shall reasonably object. However, any objection to the filing of such registration statement or other document enumerated above, shall suspend from occurring any of the "Events" as defined in Section 1.1, for the period of time during which the objection remains, but in no case will the period of suspension exceed ten Trading Days.

            (b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the
Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchaser thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented

            (c) Notify the Purchaser of Registrable Securities to be sold and the Purchaser Counsel as promptly as reasonably practicable of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement (in which case the Company shall deliver to the Purchaser a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective;
(iv) the SEC or any other federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the

SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) Use its reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) Furnish to the Purchaser and the Purchaser Counsel, without charge, one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) as promptly as practicable after the filing of such documents with the SEC.

            (f) Promptly deliver to the Purchaser and the Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request within five Business Days of such request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (g) (i) In the time and manner required by the Trading Market, prepare and file with the Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on the Trading Market as soon as practicable thereafter; (iii) provide to the Purchaser evidence of such listing; and (iv) maintain the listing of such Registrable Securities on the Trading Market or another Eligible Market.

            (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Purchaser and the Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

            (i) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the securities laws, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Purchaser may request.

            (j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Reasonably cooperate with any due diligence investigation undertaken by the Purchaser in connection with the sale of Registrable Securities, including without limitation by making available any documents and information; provided that the Company will not deliver or make available to the Purchaser material, nonpublic information unless the Purchaser specifically requests in advance to receive material, nonpublic information in writing.

            (l) Comply with all applicable rules and regulations of the SEC.

            (n) Notwithstanding anything contain in this Section 6.3 to the contrary, if the Company's shares of Common Stock are listed on a Canadian stock exchange, in lieu of registering the Registrable Securities for reseale under the Securities Act, the Company may register the Registrable Securities for resale on a Canadian stock exchange.

         6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or blue sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchaser), (c) messenger, telephone and delivery expenses incurred by the Company, (d) fees and disbursements of counsel for the Company (incurred in preparing the initial filing of the registration statement for the Registrable Securities and all amendments thereto prior to it being declared effective), (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and
(f) all listing fees to be paid by the Company to the Trading Market. In all events, the Purchaser shall be solely responsible for paying all brokerage fees, underwriter commissions or similar compensation relating to their sale of Registrable Securities and any income taxes resulting from any such sale of Registrable Securities.

         6.4 Indemnification.
             ---------------

            (a) Indemnification by the Company. The Company shall indemnify and hold harmless the Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Purchaser furnished to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by the Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by the Purchaser of the advice contemplated in Section 6.5.

            (b) Indemnification by the Purchaser. The Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding the Purchaser furnished to the Company by the Purchaser expressly for use therein, or to the extent that such information relates to the Purchaser or the Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by the Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by the Purchaser of an outdated or defective Prospectus after the Company has notified the Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by the Purchaser of the Advice contemplated in Section 6.5. In no event will the liability of the Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reasons other than the specified exclusions to indemnification), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), the Purchaser will not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.5 Dispositions. The Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. The Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), the Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until the Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

         6.6 No Piggyback on Registrations. Except as set forth on Schedule 6.6, neither the Company nor any of its security holders (other than the Purchaser in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. In addition, the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

         6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company decides to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, the Purchaser does so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Purchaser request to be registered.

         6.8 Tag Along Rights. (a) With respect to any proposed transfer of shares of Common Stock or securities convertible or exchangeable into Common Stock by any officer or director of the Company owning more than twenty (20%) percent of the issued and outstanding shares of Common Stock, assuming conversion of all shares of preferred stock, convertible debentures or other securities into shares of Common Stock (for purposes of this Section 6.8, a "Transferring Stockholder"), no Transferring Stockholder shall sell, assign, pledge, mortgage, encumber, hypothecate, dispose of by gift or bequest or otherwise transfer or dispose of any right, title or interest in any or all of the shares held by the Transferring Stockholder (collectively, "Transfer") any shares unless, prior to such Transfer, the Purchaser and the Company have been given no less than 10 days prior written notice of the proposed transaction, which notice shall specify the number of shares that the Transferring Stockholder desires to sell, the identity of the prospective purchaser (the "Prospective Purchaser"), and the proposed terms thereof and must also include a copy of the written offer from the Prospective Purchaser, and the Purchaser will have been provided a firm irrevocable right, which right will be exercisable by written notice (which shall specify the number of shares (up to the total number of shares held by the Transferring Stockholder) that the Purchaser desires to sell) within 60 days after notice to the Purchaser has been given, to sell to the Prospective Purchaser, at the same time and upon the same terms and conditions offered to the Transferring Stockholder by the Prospective Purchaser, the number of shares held by the Purchaser (the "Proportionate Amount") that bears the same ratio to the total number of shares held by the Purchaser as the total number of shares proposed to be sold by the Transferring Stockholder to the Prospective Purchaser bears to the total number of shares held by the Transferring Stockholder.

            (b) If the Prospective Purchaser is unable or unwilling to purchase the aggregate number or type of shares to be sold by the Transferring Stockholder and the Purchaser elects to sell pursuant to this Section 6.8(b) at the price specified in the notice, then the number of shares to be sold by the Transferring Stockholder and the number of shares to be sold by the Purchaser will be reduced ratably to the extent necessary to reduce the total number of shares to be included in such transaction to the maximum number that the Prospective Purchaser would be willing and able to purchase at such price. Whether or not any such adjustment in the number of shares to be sold is required to be made, the Transferring Stockholder shall give to the Purchaser upon election to sell its shares, written notice of the number of shares it is permitted to sell pursuant to this Section 6.8(b) (after giving effect to the provisions of this paragraph) not less than 10 days prior to the date of such sale; and the buyer of the shares shall, and the Transferring

Stockholder shall cause the buyer to remit to the Purchaser that portion of the sale proceeds to which the Purchaser is entitled by reason of its participation in the transaction.

                                  ARTICLE VII
                                  MISCELLANEOUS

         7.1 Termination. This Agreement may be terminated by the Purchaser by written notice to the Company, if any Closing has not been consummated by the tenth Trading Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         7.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

         7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchaser such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Notwithstanding anything to the contrary herein, the Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

         7.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            (a) If to the Company:

                      Western Goldfields, Inc.
                      1575 DeLucchi Lane, Suite 116
                      Reno, Nevada 89502
                      Telephone No.:  (775) 337-9433
                      Attn:  Becky Corigiliano

                With a copy to:

                      Troutman Sanders LLP
                      The Chrysler Building
                      New York, New York 10174
                      Facsimile No.:  (212) 704-6288
                      Telephone No.: (212)704-6000
                      Attn:  Henry I. Rothman, Esq.

If to the Purchaser, to its address and facsimile number set forth on Schedule 1, with copies to the Purchaser's representatives as set forth on Schedule 1, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by an overnight courier service will be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

         7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and must not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         7.7 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights (except those of indemnification or reimbursement) under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchaser."

         7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.8 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

         7.9 Governing Law; Venue; Waiver Of Jury Trail. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY THE PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR THE PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR THE PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND THE PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

         7.10  Survival.   The  representations,   warranties,   agreements  and
covenants contained herein will survive each Closing and the delivery and/or exercise of the Securities, as applicable.

         7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

         7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. The Purchaser agrees that the loss, mutilation, theft, or destruction of any certificate shall not trigger the occurrence of an Event as defined in Section 1.1, unless such loss, mutilation, theft, or destruction is directly caused by the negligence of the Company. The phrase "directly" specifically excludes any persons or parties who are agents of the Company.

         7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser hereunder or the Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    WESTERN GOLDFIELDS, INC.


                                    By:
                                       ------------------------------
                                    Name:
                                    Title:

         IN WITNESS WHEREOF, each of the parties hereto have caused their respective signature page to this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Number of Units to be purchased at
US$0.30 each:                         ------------------------------------------
                                      ------------------------------------------

Aggregate Purchase Price:           $
                                      -----------------------------------------

THE UNDERSIGNED HAS REVIEWED THE DEFINITION OF U.S. "ACCREDITED INVESTOR" CONTAINED IN SCHEDULE 4, AND AFFIRMS THAT THE UNDERSIGNED IS AN ACCREDITED INVESTOR BY REASON OF THE FOLLOWING SUBSECTION(S) OF THAT DEFINITION (Please complete even if you are not a U.S. Person):

IF THE UNDERSIGNED IS A "U.S. PERSON" (AS THAT TERM IS DEFINED IN RULE 902 OF REGULATION S UNDER THE U.S. SECURITIES ACT PLEASE CHECK THE FOLLOWING BOX: [ ]

                                      -----------------------------------------

Name (full legal name of subscriber) and Address of subscriber:

                                       -----------------------------------------

                                       -----------------------------------------
                                            (address, including postal code)


                                       -----------------------------------------
                                                   (telephone number)


                                       -----------------------------------------
                                                   (facsimile number)

                                      By:
                                         ---------------------------------------
                                                      (signature)


                                       -----------------------------------------
                                                 (please print name)


                                       -----------------------------------------
                                                 (official capacity)


                                       -----------------------------------------

                                                                      SCHEDULE 1
                                                                      ----------






                                        NUMBER OF
                                        SHARES OF     NUMBER OF
               ADDRESS, PHONE AND        COMMON        WARRANT      PURCHASE
PURCHASER          FAX NUMBER            STOCK         SHARES        PRICE
--------------------------------------------------------------------------------











                                      1-1

                                                                      SCHEDULE 2
                                                                      ----------

                                 ALL SUBSCRIBERS

                     REGISTRATION AND DELIVERY INSTRUCTIONS

1.     Delivery: Please deliver the certificates representing the Securities to:


       -------------------------------------------------------------------------
       Name


       -------------------------------------------------------------------------
       Account reference, if applicable


       -------------------------------------------------------------------------
       Contact name


       -------------------------------------------------------------------------
       Address, including postal code


       -------------------------------------------------------------------------
       Telephone number


7.18 Registration: The certificates representing the Securities which are to be delivered at Closing should be registered as follows:




       -------------------------------------------------------------------------
       Name

       -------------------------------------------------------------------------
       Account reference, if applicable


       -------------------------------------------------------------------------
       Address, including postal code

Words and terms herein with the initial letter or letters thereof capitalized and defined in the Agreement shall have the meanings given to such capitalized words and terms in the Agreement.



                                      2-1

                                                                      SCHEDULE 3
                                                                      ----------


                ONTARIO, ALBERTA AND BRITISH COLUMBIA SUBSCRIBERS
                -------------------------------------------------

TO:      WESTERN GOLDFIELDS, INC.

                                   CERTIFICATE

In connection with the purchase by the undersigned purchaser (the "Purchaser") of Shares and Warrants (the "Securities") of the Corporation, the Purchaser hereby represents, warrants, covenants and certifies that:

2. the Purchaser is resident in one of the provinces of Ontario, Alberta or British Columbia or is subject to the laws of one of these provinces;

7.19 the Purchaser is purchasing the Securities as principal for its own account;

7.20 the Purchaser is an "accredited investor" within the meaning of National Instrument 45-106 Prospectus and Registration Exemptions by virtue of satisfying the indicated criterion as set out in appendix A to this certificate;

7.21 the above representations, warranties and covenants will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and will survive the completion of the issue of the Securities; and

7.22 the foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a purchaser of the Securities and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

         Dated: _____________, 200__.

                                                --------------------------------
                                                Print name of Purchaser

                                                By:
                                                   -----------------------------
                                                        Signature

                                                   -----------------------------
                                                        Title

                                      3-1

IMPORTANT: PLEASE INITIAL THE APPLICABLE ITEM(S) ON APPENDIX A ATTACHED TO THIS CERTIFICATE.























                                      3-2

                                  APPENDIX "A"

                                 TO SCHEDULE "3"

ACCREDITED INVESTOR (defined in NI 45-106) means:

-------  (a) A Canadian financial institution, or a Schedule III bank,

-------  (b)      the Business Development Bank of Canada incorporated under the
                  Business Development Bank of Canada Act (Canada),

-------  (c)      a subsidiary of any person  referred to in  paragraphs  (a) or
                  (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

-------  (d)      a person  registered  under the  securities  legislation  of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act
                  (Newfoundland and Labrador),

-------  (e)      an  individual  registered  or formerly  registered  under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

-------  (f)      the Government of Canada or a jurisdiction  of Canada,  or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

-------  (g)      a  municipality,  public board or  commission  in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec,

-------  (h)      any  national,  federal,  state,  provincial,  territorial  or municipal government of or in any foreign jurisdiction, or any agency of that government,

-------  (i)      a pension  fund that is  regulated by either the Office of the
                  Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

-------  (j)      an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,



                                      3-3

-------  (k)      an individual whose net income before taxes exceeded  $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded
                  $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

-------  (l)      an  individual  who,  either  alone or with a spouse,  has net assets of at least $5,000,000,

-------  (m)      a person,  other than an individual or investment  fund,  that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

-------  (n)      an investment  fund that  distributes or has  distributed  its securities only to

                  (i) a person that is or was an accredited investor at the time of the distribution,

                  (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds], or

                  (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

-------  (o)      an  investment  fund  that   distributes  or  has  distributed
                  securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

-------  (p)      a trust company or trust corporation  registered or authorized to carry on business  under the Trust and Loan  Companies  Act
                  (Canada) or under comparable  legislation in a jurisdiction of
                  Canada or a foreign jurisdiction,  acting on behalf of a fully
                  managed   account  managed  by  the  trust  company  or  trust
                  corporation, as the case may be,

-------  (q)      a person acting on behalf of a fully managed  account  managed by that person, if that person

                  (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

                  (ii) in Ontario, is purchasing a security that is not a security of an investment fund,



                                      3-4

-------  (r)      a registered  charity under the Income Tax Act (Canada)  that,
                  in  regard  to  the  trade,   has  obtained   advice  from  an
                  eligibility adviser or other adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

-------  (s)      an  entity  organized  in  a  foreign   jurisdiction  that  is
                  analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

-------  (t)      a person in respect  of which all of the owners of  interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors,

-------  (u)      an investment  fund that is advised by a person  registered as an adviser or a person that is exempt from registration as an adviser, or

-------  (v)      a person that is recognized  or  designated by the  securities regulatory authority or, except in Ontario and Quebec, the regulator as

                  (i)      an accredited investor, or

                  (ii) an exempt purchaser in Alberta or British Columbia after this Instrument comes into force.

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTIONS OF THE ABOVE DEFINITION.


FOR THE PURPOSES HEREOF:

         (a) "CANADIAN FINANCIAL INSTITUTION" means

(i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

         (b) "ELIGIBILITY ADVISER" means

(i) a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of a jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii) in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

         (A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

         (B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person or company that has acted for or been retained by the issuer or any of its directors, senior officers, founders or control persons within the previous 12 months.

         (c) "FINANCIAL ASSETS" means

(iii)    cash;

(iv)     securities; or

(v) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

         (d) "FULLY MANAGED ACCOUNT" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction.

         (e) "INVESTMENT FUND" has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure.

         (f) "NON-REDEEMABLE INVESTMENT FUND" has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure.

         (g) "PERSON" includes

(vi)     an individual;

(vii)    a corporation;

(viii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(ix) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative.

         (h) "RELATED LIABILITIES" means

(x) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(xi)     liabilities that are secured by financial assets.

         (i) "SPOUSE" means, an individual who,



                                      3-6

(xii) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(xiii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(xiv) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

         (j) "SUBSIDIARY" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

For the purpose of this Instrument, an issuer is an affiliate of another issuer if

(xv)     one of them is the subsidiary of the other, or

(xvi)    each of them is controlled by the same person.

All monetary references are in Canadian Dollars.



                                      3-7

                                                                      SCHEDULE 4
                                                                      ----------

                     U.S. DEFINITION OF ACCREDITED INVESTOR

                                 SEC RULE 501(a)
                                 ---------------

Sec. 230.501 Definitions and terms used in Regulation D.

                  As used in Regulation D, the following terms shall have the meaning indicated:

         (a) Accredited Investor. "Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

                  (1) Any bank as defined in Section  3(a(2) of the Act,  or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in
         Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under
         Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if investment decisions are made by a plan fiduciary which is a bank, savings and loan association, insurance company, or registered investment adviser and the plan establishes fiduciary principles the same or similar to those contained in sections 404-407 of Title I of the Employee Retirement Income Security Act of 1974, employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  (2) Any  private  business  development  company as defined in
         Section 202(a)(22) of the Investment Advisors Act of 1940;

                  (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

                  (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issue;


                                      4-1

                  (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds U.S.$1,000,000;

                  (6) Any natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  (7) Any trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in '230.506(b)(2)(ii); and

                  (8) Any entity in which all of the equity owners are accredited investors.




                                      4-2

                                                                       EXHIBIT A
                                                                       ---------


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

                            WESTERN GOLDFIELDS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: [                 ]
Number of Shares: [                   ]
Date of Issuance:  February __, 2006 (the "ISSUANCE DATE")


Western Goldfields, Inc., an Idaho corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,[warrant holder name], the registered holder hereof or its permitted assigns (the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including all Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "WARRANT"), at any time or times on or after the date hereof, but not after 11:59 P.M., New York Time, on the Expiration Date (as defined below), [number of shares in words (#)] fully paid nonassessable shares of Common Stock (as defined below) (the "WARRANT SHARES"). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is one of the Warrants to Purchase Common Stock (the "SPA WARRANTS") issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of February __, 2006 (the "SUBSCRIPTION DATE"), between the Company and the Holder referred to therein (the "SECURITIES PURCHASE AGREEMENT").

         1. EXERCISE OF WARRANT.
            -------------------

                  (a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as

Exhibit A (the "EXERCISE NOTICE"), of the Holder's election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or wire transfer of immediately available funds. The Holder will not be required to deliver the original Warrant in order to effect an exercise hereunder; provided however, that the Holder shall covenant in the Exercise Notice, that it will deliver the original Warrant to the Company within five (5) Business Days of such exercise. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares will have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (the "EXERCISE DELIVERY DOCUMENTS"), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company's transfer agent (the "TRANSFER AGENT"). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the "SHARE DELIVERY DATE"), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A), the Holder will be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued will be rounded up to the nearest whole number. The Company shall pay any and all taxes, including without limitation, all documentary stamp, transfer or similar taxes, or other incidental expense that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

                  Notwithstanding anything contained herein to the contrary, this Warrant may not be exercised by the Holder until the shareholders of the Company approve an amendment to the Company's Articles of Incorporation increasing the numbers of authorized shares of Common Stock to an amount sufficient to cover such exercise.

                  (b) Exercise Price. For purposes of this Warrant, "EXERCISE PRICE" means $0.45 per share, subject to adjustment as provided herein.

                  (c) Company's Failure to Timely Deliver Securities. (i) In addition to any other rights available to a Holder, if the Company fails to deliver or cause to be delivered to the Holder a certificate representing Warrant Shares by the first Business Day after the date on which delivery of such certificate is required by this Warrant, and if on or after such Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within three Business Days after the Holder's request and in the Holder's discretion, either (1) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) will terminate, or (2) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the Exercise Date.

         (ii) If the provisions of clause (i) above does not apply, if the Company fails for any reason or for no reason to issue to the Holder within seven Business Days of the Exercise Date, a certificate for the number of shares of Common Stock to which the Holder is entitled or to credit the Holder's balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant, the Company shall pay as additional damages in cash to such Holder on each day after such tenth Business Day that the issuance of such Common Stock is not timely effected an amount equal to 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled, and (B) the Closing Sale Price of the Common Stock on the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the Holder without violating Section 1(a).

                  (d) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

                  (e) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares will be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of such fractional share.

                  (f) Forced Exercise By Company.

         (i) Notwithstanding the foregoing, if at any time from and after the twelve month anniversary of the Issuance Date, the Conditions to Forced Exercise (as defined below) will have been satisfied on each day during the period commencing on the Forced

         Exercise Notice Date and ending on the Forced Exercise Date (each, as defined below), the Company will have the right to require the Holder to exercise all or a portion of this Warrant, as designated in the Forced Exercise Notice (as defined below) into Common Stock at the Exercise Price as of the Forced Exercise Date (as defined below) (a "FORCED EXERCISE"). The Company may exercise its right to require exercise under this Section 1(f) by delivering within not more than two
         (2) Trading Days following the end of the applicable Measuring Period (as defined below) a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of the SPA Warrants and the Transfer Agent (the "FORCED EXERCISE NOTICE" and the date all of the holders received such notice by facsimile is referred to as the "FORCED EXERCISE NOTICE DATE"). The Forced Exercise Notice will be irrevocable. The Company shall make a public announcement with respect to the Forced Exercise Notice on the Forced Exercise Notice Date. The Forced Exercise Notice must state (i) the Business Day selected for the Forced Exercise, which Business Day will be at least twenty (20) Business Days but not more than forty (40) Business Days following the Forced Exercise Notice Date (the "FORCED EXERCISE DATE"), and (ii) the number of Warrants for which such Forced Exercise will be applicable. Upon a Forced Exercise, the Holder will be deemed to have delivered an Exercise Notice pursuant to Section 1(a) on the Forced Exercise Notice Date.

         (ii) If the Company elects to cause a Forced Exercise of any portion of this Warrant pursuant to Section 1(f)(i), then it must simultaneously take the same action in the same proportion with respect to the other SPA Warrants which provide for the Company's right to a Forced Exercise. If the Company has elected a Forced Exercise, the mechanics of exercise set forth in Section 1(a) shall apply, to the extent applicable, as if the Company had received from the Holder on the Forced Exercise Notice Date the Exercise Notice.

         (iii) For purposes of this Section 1(f), the following definitions shall apply:

                  (1) "CONDITIONS TO FORCED EXERCISE" means that each of the following conditions have been met: (i) the Weighted Average Price of the shares of Common Stock exceeds 200% of the Exercise Price as of the Issuance Date (approximately $0.90 per share, as of the Issuance Date) (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Issuance
         Date) for each of any twenty (20) consecutive Trading Days prior to the Forced Exercise Date; (ii) on each day during the period beginning three (3) months prior to the applicable Forced Exercise Date (such period, the "MEASURING PERIOD"), either (x) a Registration Statement filed pursuant to the Securities Purchase Agreement will be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Securities Purchase Agreement, or (y) all shares of Common Stock issuable upon conversion of the Warrants will be eligible for sale under Rule 144(k); (iii) on each day during the Measuring Period, the Common Stock is designated for quotation on the Principal Market and must not have been suspended from trading on such exchange or market (other than suspensions of not more than one
         (1) day and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either
         (A) in writing by such exchange or market, or (B) by falling below the minimum listing maintenance requirements of such exchange or market;
         (iv) during the Measuring Period there may not have occurred the public announcement of a pending, proposed or intended Organic Change which has not been abandoned, terminated or consummated; (v) the Company must have no knowledge of any fact that would cause any one of the following: (x) a Registration Statement is required pursuant to the Securities Purchase Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Securities Purchase Agreement, or (y) any shares of Common Stock issuable upon exercise of the Warrants not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; and (vi) the Company otherwise must have been in material compliance with and must not have materially breached any provision, covenant, representation or warranty of any Transaction Document (as defined in the Securities Purchase Agreement).

                  (2) "WEIGHTED AVERAGE PRICE" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date will be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute will be resolved pursuant to Section 12. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                  (g) Compliance with Securities Laws.
                      -------------------------------
         (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party; and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

         (ii) This Warrant and all Common Stock issued upon exercise hereof unless registered under the Securities Act must be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WESTERN GOLDFIELDS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

         2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares will be adjusted from time to time as follows:

                  (a) Adjustment upon Issuance of Common Stock. If and whenever on or after the date of issuance of this Warrant the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Excluded Securities (as defined below) for a consideration per share less than a price (the "APPLICABLE PRICE") equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing, a "DILUTIVE ISSUANCE"), then immediately after such Dilutive Issuance the Exercise Price then in effect will be reduced to an amount equal to the Applicable Price. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares will be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. Notwithstanding the foregoing, this Section 2 shall not apply, and no adjustment to the Exercise Price shall be made, as a result of the issuance of 7,600,000 stock options to directors, officers and employees of the Company and the issuance of 1,000,000 warrants to Metalmark Capital LLC. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following will be applicable:

         (i) Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock will be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this
         Section  2(a)(i),  the  "lowest  price per share for
         which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible
         Securities" will be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares will be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

         (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock will be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange" will be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares will be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

         (iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

         (iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding. If such parties are unable to reach an agreement within 10 days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within fifteen Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

         (v) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (b) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this
Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

         3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "DISTRIBUTION"), at any time after the issuance of this Warrant, then, in each such case:

                  (a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date; and

                  (b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided, that, in the event that the Distribution is of common stock ("OTHER COMMON STOCK") of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

         4. PURCHASE RIGHTS; ORGANIC CHANGE.
            -------------------------------

                  (a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (b) Organic Change. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction, in each case which is effected in such a way that holders of Common Stock are entitled to receive securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person, or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the Person issuing the securities or providing the assets in such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement (in form and substance reasonably satisfactory to the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to deliver to the Holder in exchange for this Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the holder of this Warrant (including an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the Holder may elect to treat such Person as the Acquiring Entity for purposes of this Section 4(b). Notwithstanding the foregoing and except with respect to the Organic Change contemplated by the Merger (as defined in the Securities Purchase Agreement), at the Holder's option and request, the Acquiring Entity shall purchase the Warrant from such Holder for a purchase price, payable in cash within five Business Days after such request (or, if later, on the effective date of the Organic Change), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Organic Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4(b) and insuring that the Warrants (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to an Organic Change. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to insure that the Holder thereafter will have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant (without regard to any limitations on the exercise of this Warrant), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of this Warrant as of the date of such Organic Change (without regard to any limitations on the exercise of this Warrant).

         5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

         7. REISSUANCE OF WARRANTS.
            ---------------------

                  (a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

                  (b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

                  (c) Warrant Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

                  (d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant
(i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) except for new warrants issued pursuant to section 7(a), shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

         8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with
Section 7.4 of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the Exercise Price or number of Warrant Shares or number or kind of securities purchasable upon exercise of this Warrant, setting forth in reasonable detail, and certifying, the facts requiring such adjustment and the calculation of such adjustment, and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issues or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Common Stock, or (C) for determining rights to vote with respect to any Change of Control, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

         9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding; provided, that, no such action may increase the exercise price of any SPA Warrant or decrease the number of shares or class of stock obtainable upon exercise of any SPA Warrant without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Warrants then outstanding.

         10. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

         11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and all the holders of the SPA Warrants and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

         12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall use its reasonable best efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

         13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder of this Warrant and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         14. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

         15. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

                  (a) "BLOOMBERG" means Bloomberg Financial Markets.

                  (b) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                  (c) "CHANGE OF CONTROL" means each occurrence of any of the following:

                           (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange
         Act) of beneficial ownership of more than 30% of the aggregate outstanding voting power of the capital stock of the Company;

                           (ii) during any period of 12 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of at least a majority the directors of the Company then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Company;

                           (iii) the Company  ceases to own and control 100% (or
         such lesser percentage ownership with respect to any subsidiaries of the Company which are not 100% owned by the Company as of the date hereof) of the shares of the capital stock of the Company's Subsidiaries, unless otherwise permitted hereunder; or

                           (iv) (1) the Company consolidates with or merges into another entity, or (2) conveys, transfers or leases all or substantially all of its property and assets to any Person, which in either event (1) or (2) is pursuant to a transaction in which the outstanding voting capital stock of the Company is reclassified or changed into or exchanged for cash, securities or other property.

                  (d) "CLOSING BID PRICE" and "CLOSING SALE PRICE" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to
Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

                  (e) "COMMON STOCK" means (i) the Company's common stock, par value $0.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                  (f) "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable or convertible at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the SPA Warrants.

                  (g) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

                  (h) "EXCLUDED SECURITIES" means shares of Common Stock deemed to have been issued or sold by the Company (i) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company, (ii) in connection with any acquisition by the Company, whether through an acquisition for stock or a merger, of any business, assets or technologies the primary purpose of which is not to raise equity capital, (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates net proceeds to the Company in excess of $10,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the 1933 Act and "equity lines") and (iv) upon conversion of any Options or Convertible Securities which are outstanding under any stock option plan of the Company on the day immediately preceding the Issuance Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Issuance Date.

                  (i) "EXPIRATION DATE" means the date two years after the applicable Closing Date (as defined in the Securities Purchase Agreement) at which the Company's obligation to issue this Warrant arose or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "HOLIDAY"), the next date that is not a Holiday.

                  (j) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  (k) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

                  (l) "PRINCIPAL MARKET" means any of The New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq National Market, The Nasdaq SmallCap Market or the OTC Bulletin Board.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

                                                WESTERN GOLDFIELDS, INC.

                                                By:
                                                   -----------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT A
                                                                       ---------

                                 EXERCISE NOTICE

            TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                        WARRANT TO PURCHASE COMMON STOCK

                      WESTERN GOLDFIELDS, INC. CORPORATION

         The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of Western Goldfields, Inc., an Idaho corporation (the "COMPANY"), evidenced by the attached Warrant to Purchase Common Stock (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         1. Payment of Exercise Price. Upon exercise of the Warrant, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

         2. Accredited Investor. The holder is an "accredited investor" as defined in Rule 501(c) under the Securities Act.

         3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

         4. Delivery of Warrant. The Holder shall deliver the original Warrant to the Company within five (5) Business Days from the date hereof.

         [5. The Holder hereby represents that contemporaneous with the delivery of this exercise notice, that the Holder has sold __________ Warrant Shares and hereby represents that it has complied with the prospectus delivery requirements of the Securities Act as applicable in connection with such sale.](1)

Date: _______________ __, ______


--------------------------------
Name of Registered Holder

By:
         -----------------------
         Name:
         Title:

----------
(1) Add only if a contemporaneous sale has occurred pursuant to a Registration Statement.

                                 ACKNOWLEDGMENT

         The Company hereby acknowledges this Exercise Notice and hereby directs OTC Stock Transfer Company of Salt Lake City, Utah to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, ____ from the Company and acknowledged and agreed to by OTC Stock Transfer Company of Salt Lake City, Utah.

                                                WESTERN GOLDFIELDS, INC.


                                                By:
                                                   -----------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT B
                                                                       ---------

                           TRANSFER AGENT INSTRUCTIONS

                            WESTERN GOLDFIELDS, INC.

                                February __, 2006

OTC Stock Transfer Company
2310 East 2100 South
Salt Lake City, UT 84115

Ladies and Gentlemen:

                  Reference is made to that certain Securities Purchase Agreement, dated as of February __, 2006 (the "AGREEMENT"), by and among Western Goldfields, Inc., an Idaho corporation (the "COMPANY"), and the investors named on the Schedule of Purchasers attached thereto (collectively, the "HOLDERS"), pursuant to which the Company is issuing to the Holders common stock of the Company, par value $0.01 per share (the "COMMON STOCK"), and warrants to purchase Common Stock (the "WARRANTS"), which are exercisable into shares of Common Stock.

                  This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon the exercise of the Warrants, to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

                  You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company's outside legal counsel that either (i) a registration statement covering resales of the Common Stock underlying the Warrants ("WARRANT SHARES") has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), or (ii) sales of the Warrant Shares may be made in conformity with Rule 144 under the 1933 Act, and (b) if applicable, a copy of such registration statement, then within two (2) business days of your receipt of the Exercise Notice, you shall issue the certificates representing the Warrant Shares, and such certificates shall not bear any legend restricting transfer of the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Warrant Shares are not sold pursuant to a registration statement under the 1933 Act, are not sold in conformity with Rule 144 or are not able to be sold under Rule 144(k), then, the certificates for such Warrant Shares shall bear a legend in substantially the following form:

         [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE

         SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

                  A form of written confirmation from the Company's outside legal counsel that a registration statement covering resales of the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit II.

                  Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

                  Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (775) 337-9433.

                                                Very truly yours,

                                                WESTERN GOLDFIELDS, INC.

                                                By:
                                                   -----------------------------
                                                    Name:
                                                    Title:





THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this ___ day of February,  2006

OTC STOCK TRANSFER COMPANY

By:
     ---------------------------
      Name:
             -------------------
      Title:
              ------------------

                                                                  EXHIBIT I

                                 EXERCISE NOTICE

            TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
                        WARRANT TO PURCHASE COMMON STOCK

                            WESTERN GOLDFIELDS, INC.

         The undersigned holder (the "HOLDER") hereby exercises the right to purchase _________________ shares of common stock ("WARRANT SHARES") of Western Goldfields, Inc., an Idaho corporation (the "COMPANY"), evidenced by the attached Warrant to Purchase Common Stock (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as a cash exercise with respect to ____________ Warrant Shares.

         2. Payment of Exercise Price. The holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

         3. Accredited Investor. The holder is an "accredited investor" as defined in Rule 501(c) under the Securities Act.

         4. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

         5. Delivery of Warrant. The Holder shall deliver the original Warrant to the Company within five (5) Business Days from the date hereof.

         [6. The Holder hereby represents that contemporaneous with the delivery of this exercise notice, that the Holder has sold ________ Warrant Shares and hereby represents that it has complied with the prospectus delivery requirements of the Securities Act as applicable in connection with such sale.](2)

Date: _______________ __, 20__



------------------------------
   Name of Registered Holder


By:
   ---------------------------
     Name:
     Title:

---------
(2) Add only if a contemporaneous sale has occurred pursuant to a Registration Statement.

                               ACKNOWLEDGMENT

         The Company hereby acknowledges this Exercise Notice and hereby directs OTC Stock Transfer Company of Salt Lake City, Utah to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February __, 2006 from the Company and acknowledged and agreed to by OTC Stock Transfer Company of Salt Lake City, Utah.

                                           WESTERN GOLDFIELDS, INC.

                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                                                      EXHIBIT II

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------

OTC Stock Transfer Company
2310 East 2100 South
Salt Lake City, UT 84115

Attn:  [                ]

                  Re:      Western Goldfields, Inc.

Ladies and Gentlemen:

                  We  are  counsel  to  Western   Goldfields,   Inc.,  an  Idaho
corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of February __, 2006 (the "SECURITIES PURCHASE AGREEMENT"), entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders _____ shares (the "SHARES") of the Company's common stock, par value $0.01 per share ("COMMON STOCK"), and warrants (the "WARRANTS") exercisable for shares of the common Stock. Pursuant to the Securities Purchase Agreement, the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Securities Purchase Agreement), including the Shares and the shares of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Securities Purchase Agreement, on ________ __, 2006, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                         Very truly yours,

                                         [ISSUER'S COUNSEL]

                                         By:
                                            ------------------------------------

                                                                       EXHIBIT C
                                                                       ---------

                            WESTERN GOLDFIELDS, INC.

                              OFFICER'S CERTIFICATE

                  The  undersigned,  President of Western  Goldfields,  Inc., an
Idaho corporation (the "COMPANY"), pursuant to the Securities Purchase Agreement, dated as of February __, 2006, by and among the Company and the investors identified on the Schedule of Purchasers attached thereto (the "SECURITIES PURCHASE AGREEMENT"), hereby represents, warrants and certifies to the Purchasers as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

                  1. The representations and warranties made by the Company as set forth in Section 3.1 of the Securities Purchase Agreement are true and correct as of the date hereof (except for representations and warranties that speak as of a specific date, which are true as of such date).

                  2. The Company has, in all material respects, performed, satisfied or complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
certificate this __ day of February, 2006.

                                     ---------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT D
                                                                       ---------

                              Plan of Distribution

            The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of our common stock on the trading market or any other stock exchange, market or trading facility on which our shares of common stock are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

   o  ordinary   brokerage   transactions   and   transactions   in  which   the
      broker-dealer solicits purchasers;

   o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

   o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

   o an exchange distribution in accordance with the rules of the applicable exchange;

   o  privately negotiated transactions;

   o settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

   o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

   o  a combination of any such methods of sale;

   o  through  the   writing  or   settlement   of  options  or  other   hedging
      transactions, whether through an options exchange or otherwise;

   o  any other method permitted pursuant to applicable law; or

   o under Rule 144 under the Securities Act, if available, rather than under this prospectus.

            Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

            In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of our common stock in the course of hedging the positions they assume. The selling stockholders holder may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge our common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

            The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling stockholders have informed us that they do not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute our common stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

            We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

            Because the selling stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The stockholders have advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

            The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

            Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.




                                      D-3